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                                                                   EXHIBIT 10.23

                                  AMENDMENT TO
                          THE EXCLUSIVE RAGNAROK ONLINE
                       LICENSE AND DISTRIBUTION AGREEMENT
                            DATED 2ND DECEMBER, 2003

THIS AMENDMENT (this "Amendment") is made and entered into on this 2nd day of December, 2003, by and between GRAVITY CORPORATION ("Licensor") and BURDA HOLDING INTERNATIONAL GMBH("licensee").

WHEREAS, Licensor and Licensee ("Parties" collectively) entered into an Exclusive Ragnarok Online License and Distribution Agreement ("The Agreement"), dated November 26th, 2003.

NOW, THEREFORE, the parties agree as follows:

1. The additional "Initial Fee" of 250,000US$ will be paid if licensee starts commercial service for any country/countries in Remaining Europe.

   - Revised of 2.1.1 from the original agreement

2. Licensee will put its tools to block all the users from the outside of the Territory.

3. The renewal of the term will be of course based on mutual written agreement between the parties.

IN WITNESS WHEREOF, the Parties have executed this Amendment the day and year first above-written.

GRAVITY CORPORATION,                    BURDA HOLDINGS INTERNATIONAL GMBH

By: /s/ Jung-Ryool Kim                  By: /s/ Imdat Solak
    ------------------                      ----------------------------
Name: Jung-Ryool Kim                    Name: Mr. Imdat Solak
Title: Chairman                         Title: CEO, The Operation of cRO

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